Exhibit 99.2

Quest Resource Holding Corporation Announces Proposed Registered Direct Offering of Its Common Stock

THE COLONY, TX – August 4, 2020 – Quest Resource Holding Corporation (NASDAQ: QRHC) ("Quest" or the “Company”), a national leader in environmental reuse, recycling, and waste disposal services, today announced that it intends to offer shares of its common stock in a registered direct offering to finance potential future acquisitions and for general corporate purposes.

The proposed registered direct offering is specifically intended to support the Company’s acquisition strategy. The Company has executed letters of intent to acquire two separate businesses with complementary service offerings. Each of these potential transactions are subject to a number of contingencies, including the negotiation and execution of definitive transaction agreements, the completion of due diligence to the satisfaction of Quest, and financing. Each of the letters of intent are non-binding and provide no guarantee that a transaction will be completed. Accordingly, there can be no assurance that Quest’s efforts to consummate the transactions contemplated by the letters of intent will be successful.

Quest anticipates participation in the offering from among existing stockholders, including its largest stockholder, an affiliate of Hampstead Park Capital Management, which is controlled by Quest’s Chairman of the Board.

The shares of common stock will be issued pursuant to a shelf registration statement that was previously filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”) on April 8, 2019. A preliminary prospectus supplement related to the offering will be filed with the SEC and will be available on the SEC's website located at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Quest Resource Holding Corporation

Quest is a national provider of reuse, recycling, and disposal services that enable customers to achieve and satisfy their environmental and sustainability goals and responsibilities. Quest provides businesses across multiple industry sectors with single source, customer specific solutions to address a wide variety of waste streams and recyclables generated by their operations. Quest also provides information and data that tracks and reports the environmental results of Quest’s services, provides actionable data to improve business operations, and enables Quest’s customers to achieve and satisfy their environmental and sustainability goals and responsibilities.

Exhibit 99.2

Forward Looking Statement

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but are not limited to, our belief we have operations in place to sustainably support profitability while consistently providing excellent customer service; our belief that our asset-light business model and the essential nature of our services positions us to weather the challenging COVID-19 environment; and our belief that the financial measures contained in this press release facilitate operating performance comparisons from period to period. These statements are based on our current expectations, estimates, projections, beliefs, and assumptions. Such statements involve significant risks and uncertainties. You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Investor Relations Contact:

Three Part Advisors, LLC - Joe Noyons • 817.778.8424

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